STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
MARCH 31, 1998

PHOTO OF: HAND ON GLOBE

STEIN ROE EQUITY FUNDS

INTERNATIONAL FUNDS

           INTERNATIONAL FUND
           EMERGING MARKETS FUND


STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
----------------------------------------------------------------------
From the President................................................   1

   Tom Butch's thoughts on the markets and investing

Performance.......................................................   3

   How the Stein Roe international equity funds have done over time

Making the Most of Performance....................................   5

Q&A

   Interviews with the portfolio manager and summaries of
   investment activity
International Fund................................................   6
Emerging Markets Fund.............................................   9

Fund Highlights...................................................   11

   Information about the Funds

Portfolio of Investments..........................................   15

   A complete list of investments with market values

Financial Statements..............................................   22

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   29

Financial Highlights..............................................   33

   Selected per-share data




                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS
We are pleased to present this semiannual report for the Stein Roe international funds -- International Fund and Emerging Markets Fund. This report covers the six months ended March 31, 1998, which surely was one of the most eventful periods in the recent history of overseas markets.

AS ASIA DIVES, EUROPE THRIVES
Many Asian markets suffered economic -- and, in some cases, political -- turmoil in the fourth quarter of 1997 and into 1998, as currency devaluations rocked what had been some of the world's fastest-growing economies. Some of these economies rebounded smartly in the first quarter of 1998; however, many observers believe that economic recovery may continue to vary considerably, both in strength and in speed, from country to country.
   So far, the so-called "Asian flu" seems to have been contained within that region. In Europe, for example, the economic situation over the past six months was considerably more favorable and no less historic. European markets rallied strongly as the long journey toward monetary unification of many major European nations seemed to be moving steadily toward a January 1999 implementation.
   These economic cross-currents serve to remind us that, even in an age of increasing globalization, world markets do not necessarily move in tandem, and that the performance of various economies can change rapidly. For example, stocks in emerging market economies, as measured by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM), decreased sharply in value in the fourth quarter of 1997, dropping more than 19 percent. This was followed by a gain of more than seven percent in the first quarter of 1998.

EAFE BEATS S&P...FINALLY
The change in the performance of stocks from a broader span of nations, as measured by the Morgan Stanley Capital International Europe Asia and Far East Index (MSCI EAFE), also was pronounced. The Index dropped by nearly 8 percent in the fourth quarter of 1997, but rebounded swiftly and decisively, increasing by almost 15 percent in the first quarter of 1998. At that rate of growth, the MSCI EAFE outpaced the 13.44 percent return of the S&P 500 -- the Index that tracks the performance of a wide span of larger U.S. companies -- in the first quarter of 1998. This marked the first such outperformance in the past 12 quarters.

   In the midst of volatility of this magnitude, we believe it is important to remember the reasons why you purchased shares in mutual funds investing in foreign securities:

INVESTING INTERNATIONALLY
First, these funds complement your holdings in funds investing primarily or exclusively in U.S. stocks. The recent past has again provided a lucid reminder that world equity markets do not move in unison, and that having exposure to multiple markets may increase the overall performance potential of your portfolio.
   Second, despite their recent underperformance and volatility, we think the long-term potential of the world's emerging markets remains intact. These markets include about 80 percent of the world's population and, their problems of late notwithstanding, have in recent years exhibited some of the fastest economic growth rates of any of the world's nations.
   Finally, with regard to emerging markets, history suggests that while market declines in these economies can be sharp and swift, so can the rebounds that follow them.
   As with any stock investment, therefore, we believe a long-term perspective is essential for successful foreign investing, especially in emerging markets. These markets entail special risks, including exposure to potentially greater social, political and economic volatility than the United States, Japan or Western Europe.
   By investing internationally, you have taken an important step toward creating a well-balanced, well-diversified portfolio of stock investments. We are, of course, thankful that you have chosen Stein Roe for your international investments. We seek, in this report, to provide you useful and approachable information on our International and Emerging Markets funds. We hope you will take the time to learn how your portfolio manager is investing your money and how he assesses the funds' performance over the past six months.
   Please call us at 800-338-2550 with any comments or suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Thomas W. Butch
   President
   April 30, 1998

The MSCI EAFE, MSCI EM and the S&P 500 are unmanaged groups of stocks that differ from the composition of any Stein Roe fund. They are not available for direct investment.

For more complete information on any of the Stein Roe funds, including management fees and expenses, please contact a Stein Roe representative at 800-338-2550. Please read the prospectus carefully before investing.

Photo of: Thomas W. Butch

Fund Performance
--------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          Periods ended March 31, 1998

                                           PAST 1        PAST 3         LIFE
                                            YEAR          YEARS       OF FUND(1)
--------------------------------------------------------------------------------
INTERNATIONAL FUND                          9.40%         9.96%         5.98%
MSCI EAFE Index                           18.61           10.57         8.05
--------------------------------------------------------------------------------
                                               PAST 1                LIFE
                                                YEAR               OF FUND1
--------------------------------------------------------------------------------
EMERGING MARKETS FUND                         -23.56%              -22.66%
MSCI EM Index                                 -14.15               -15.10
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index and the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment.

A fund's performance, especially for short time periods, should not be the sole factor in making your investment decision.

(1) Inception dates: International Fund -- March 1, 1994; Emerging Markets Fund -- Feb. 28, 1997. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fall closest to the Funds' inception dates.

Investment Comparison
--------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
International Fund
Chart:
           International Fund       MSCI EAFE Index
3/01/94                 10000                 10000
3/31/94                  9760                  9569
9/30/94                 10610                 10068
3/31/95                  9535                 10151
9/30/95                 10475                 10651
3/31/96                 10913                 11402
9/30/96                 11337                 11568
3/31/97                 11586                 11568
9/30/97                 12452                 12977
3/31/98                 12676                 13721



COMPARISON of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Emerging Markets Fund


          Emerging Markets Fund    MSCI EM Index
2/28/97                   10000            10000
3/31/97                    9900             9727
6/30/97                   11240            10539
9/30/97                   10240             9524
12/31/97                   6860             7669
3/31/98                    7567             8188

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) and Emerging Markets (MSCI EM) Indices, each an unmanaged group of stocks that differs from the composition of each Stein Roe fund. The indices are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

A fund's performance, especially for short time periods, should not be the sole factor in making your investment decision.

Making the Most of Performance
--------------------------------------------------------------------------------

   MAKING THE MOST OF PERFORMANCE

The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

   That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Many equity funds, for example, have a history of growth over the long term, but will nonetheless experience occasional downturns in the short term. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But if you can ride out the market's ups and downs, your fund might achieve a gain.

   When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, that may be the time when you should be investing more, to take advantage of a potential upturn.

   No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAVID HARRIS, PORTFOLIO MANAGER OF SR&F INTERNATIONAL PORTFOLIO AND EMERGING MARKETS FUND

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Under normal market conditions, the portfolio will invest at least 65 percent of its total assets in foreign securities of at least three countries outside of the United States.

   FUND INCEPTION:
   March 1, 1994

   TOTAL NET ASSETS:
   $154.9 million

Photo of: David Harris


--------------------------------------------------------------------------------
INTERNATIONAL FUND Q&A


Q: THE PAST SIX MONTHS CONSISTED OF AN EXTREMELY VOLATILE FOURTH QUARTER OF 1997 FOLLOWED BY A PERIOD OF RECORD RETURNS IN THE FIRST QUARTER OF 1998. WHAT WAS THE FUND'S COMBINED RESULT?

A: The Fund delivered an overall return of 1.79 percent for the six-month period ended March 31, 1998, underperforming both the Lipper peer group median return of 5.72 percent and the Morgan Stanley Capital International Europe, Asia and Far East (MSCI EAFE) Index return of 4.93 percent.

Q: WHAT HAPPENED IN THE FOURTH QUARTER?

A: International markets were dominated by turmoil in Asian currencies during the fourth quarter, negatively impacting the performance of international investments. The vicious cycle of currency crises spread from Asia to surrounding southeast Asian countries and then to most other world markets. Most markets recovered, but certain Asian countries were so severely affected that they still have yet to recover all that was lost in the fourth quarter of 1997.

Q: WHY DID THE FUND UNDERPERFORM ITS PEERS?

A: We underperformed our peers because we stayed invested in smaller- and mid-cap stocks which we think are more attractively valued than larger-cap stocks, but that lagged in performance during this period. When times got tough in the international markets, some of our competitors fled to the larger-cap international companies -- most typically those that are traded on the New York Stock Exchange as American Depositary Receipts (ADRs). Foreign stocks that trade as ADRs often trade in tandem with the U.S. market and consequently tend to be top performers when the U.S. market is strong. Our strategy is geared toward performing best when international markets are strong, allowing small- and mid-cap international stocks to outperform. We invest for long-term growth and see the relative weakness in smaller- and mid-cap stocks as a short-term event and a buying opportunity.

Q: DID YOUR STRATEGY HELP THE FUND TO OUTPERFORM IN RECENT MONTHS WHEN INTERNATIONAL EQUITIES OUTPERFORMED U.S. EQUITIES?

A: Yes. When international stocks began their recovery in late-January, the portfolio rebounded ahead of its peers. The Fund returned 15.60 percent for the first quarter of 1998, compared to a return of 14.60 percent for the Lipper peer group and 14.70 percent return for the MSCI EAFE Index. Asian holdings had the most to gain after experiencing sharp declines during the fourth quarter's financial crisis. The performance of these holdings during the recovery added to the Fund's total return. For example, IFCT, a Thai finance company (0.3 percent of total net assets), has gained more than 300 percent from the beginning of 1998 through March 31, 1998.

Q: WHAT IS AN EXAMPLE OF A STOCK YOU OWN THAT HAD BETTER VALUATION AND GROWTH POTENTIAL THAN AN ADR THROUGHOUT THE PERIOD?

A: We own Olivetti Group (2.0 percent of total net assets), an Italian holding company. Olivetti leads a consortium that is the second largest provider of wireless telecommunications services in Italy. This company recently shifted its business focus from office equipment to telecommunications. The company was not widely followed during this transition, providing us the opportunity to invest in a rapidly growing business at what we believed was an attractive valuation level. This holding is up more than 180 percent over the past six months.

Q: DO YOU THINK THAT INTERNATIONAL MARKETS WILL CONTINUE TO FEEL THE EFFECTS OF THE ASIAN CRISIS?

A: It appears that the worst is over. The crisis did not impact the larger foreign markets as hard as some investors feared. The best performing markets have been those in Europe; they are experiencing strong growth due to corporate restructurings and the increasing enthusiasm surrounding the monetary unification scheduled for Jan. 1, 1999. We're hopeful that this growth cycle will continue.

Q: HOW DO YOU THINK THE TRANSITION TO A UNIFIED CURRENCY -- THE EURO -- WILL AFFECT TRADING IN THE INTERNATIONAL MARKETS?

A: It appears the transition to the unified currency will take place as scheduled on Jan 1, 1999. We believe this already has had a positive effect on some of the smaller markets such as Finland, Italy, Portugal and Spain. Currently these markets must offer higher short-term interest rates than larger, more developed countries such as France and Germany. With currency unification, interest rates will be set by a common central bank -- the European Central Bank --and all countries participating will have the same interest rates. The impending decline in short-term interest rates in the smaller countries has already boosted equity prices.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of the SR&F International Portfolio's total net assets. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EAFE Index is an unmanaged group of stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's international fund peer group for the one-, three-year and since inception periods ended March 31, 1998, were 19.35 percent, 13.65 percent and
9.74 percent, respectively.

o Foreign investments involve market, political and currency risks not generally associated with U.S. investments. Emerging market investments involve market, political and currency risks not generally associated with investing in either U.S. securities or more developed international markets.

o Funds that emphasize investments in smaller companies may experience short-term volaltility.

Q&A CONTINUED
                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term growth of capital through emerging market investment opportunities. Under normal market conditions, the Fund will invest at least 65 percent of its total assets in the equity securities of emerging markets.

   FUND INCEPTION:
   Feb. 28, 1997

   TOTAL NET ASSETS:
   $24.2 million

   Photo of: David Harris

--------------------------------------------------------------------------------
EMERGING MARKETS FUND Q&A


Q: HOW DID THE FUND PERFORM?

A: Emerging markets experienced significant fallout during the fourth quarter of 1997, severely affecting the Fund's performance over the six-month period ended March 31, 1998. The Fund's total return of -26.10 percent for the period underperformed both the Lipper peer group median return of -12.97 percent and the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index return of -14.03 percent.

Q: WHAT HAPPENED IN ASIA?

A: Asia is the largest of the emerging market regions and the largest sector held by Emerging Markets Fund. In late October, the Asian economies were struck by a currency crisis that plagued these economies and subsequently their financial markets. The currency turmoil spread first to surrounding Southeast Asian countries and then to nearly all of the world's markets to some degree. Emerging markets overall suffered severe losses over the ensuing months.
   Emerging markets recovered somewhat during the first quarter of 1998, but have yet to recover all that was lost during the fourth quarter of 1997.

Q: WHY DID THE FUND SUFFER WORSE THAN ITS PEERS?

A: It appears to us that many of the funds in our Lipper emerging markets peer group sold some of their holdings and chased other markets during the volatile fourth quarter. In our opinion, this type of strategy is too short-term focused and it goes against our long-term, tax-conscious investment style. We stuck to our strategy of investing in emerging market companies with the strongest growth prospects and most attractive valuations throughout the six-month period.

Q: AND THAT'S PAID OFF IN RECENT MONTHS?

A: Yes. In fact, during the first quarter ended March 31, 1998, the Fund returned 10.31 percent compared to the 4.67 percent return for the peer group and the 7.22 percent return for the MSCI EM Index. We're an aggressive growth fund and we strive to reap our rewards when emerging markets perform well. Two of the Fund's largest country holdings, Korea and Thailand (7.4 percent and 11 percent of total net assets, respectively), experienced significant downturns during this crisis. These markets experienced the largest rebound, supporting our belief that staying invested and focusing long term works.

Q: HAVE YOU RESTRUCTURED THE PORTFOLIO?

A: We held on to many of our holdings and our weightings in individual markets remain basically unchanged. We sold holdings in Indonesia because the political outlook remains uncertain and we added holdings in Korea because it has aggressively embraced economic reforms. We remain fully invested and committed to our strategy of investing in emerging market stocks with attractive valuations and long-term growth prospects. We believe the industry sell-off in the emerging markets was excessive and that these markets are positioned for a recovery. Moreover, most of the non-Asian emerging markets have moved to levels exceeding their pre-crisis highs of last fall.

Q: WHAT DO YOU THINK WILL BE THE LONGER-TERM EFFECTS OF THE ASIAN CRISIS?

A: We believe the currency crisis will affect the growth of certain companies. Certain countries also may suffer from political turmoil and societal unrest because residents in weak economies historically blame their government when major problems arise. Although we think Asian economies will certainly be weak throughout 1998, history suggests that market recovery precedes economic recovery. Asian markets have been recovering since mid-January and we're hoping that emerging market economies will follow suit.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EM Index is an unmanaged group of stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's emerging markets fund peer group for the one-year and since inception periods ended March 31, 1998, were -6.80 percent and -8.21 percent, respectively.

o Foreign investments involve market, political and currency risks not generally associated with U.S. investments. Emerging market investments involve market, political and currency risks not generally associated with investing in either U.S. securities or more developed international markets.

o Funds that emphasize investments in smaller companies may experience short-term volatility.

Fund Highlights
--------------------------------------------------------------------------------
International Fund
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Telecom Italia                   3.6%     Henkel KGaA                      2.3%
Banque National de Paris         3.2      Banca Populare di Milano         2.2
Deutsche Bank                    3.0      Merita                           2.2
Fortios Amev                     2.4      Inchcape                         2.1
Alcatel Alsthom                  2.3      Matsushita Electric              2.1

--------------------------------------------------------------------------------
                                          Total                           25.4%


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                              PORTFOLIO            MSCI EAFE
--------------------------------------------------------------------------------
Number of Holdings                                   91                1,109
Dollar Weighted Median Market
  Capitalization ($ Mil.)                        $5,623              $20,131

--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

PIE CHART:

                              As of March 31, 1998
                     Equity Portfolio      MSCI EAFE

Capital Equipment                  15%            10%
Consumer Goods                     12             22
Energy                             13             11
Finance                            24             26
Materials                          11              7
Multi-Industry                      5              2
Services                           20             22
Total                             100%           100%



--------------------------------------------------------------------------------
                                ASSET ALLOCATION
                         As of Sept. 30, 1997       As of March 31, 1998
   Equities                             88.8%                      98.6%
   Cash & Equivalents                   11.2%                       1.4%

Fund Highlights CONTINUED
--------------------------------------------------------------------------------
Country Allocations
                           International Fund            MSCI EAFE Index
   Nordic Countries                     16.4%                       5.7%
   Japan                                15.6%                      22.3%
   United Kingdom                       10.0%                      21.8%
   France                               10.2%                       8.6%
   Germany                               9.6%                      10.0%
   Italy                                 7.9%                       4.8%
   Benelux                               7.5%                       7.1%
   Latin America                         6.1%
   Other Europe                          4.3%                      12.7%
   Other Asia                            3.0%                       1.7%
   Hong Kong                             1.9%                       2.4%
   South Korea                           1.9%
   Australia/New Zealand                 1.9%                       2.9%
   Multi-Market                          1.7%
   Middle East/Africa                    0.6%
   Cash & Equivalent                     1.4%

Note: Holdings are disclosed as a percentage of SR&F International Portfolio's total net assets. The MSCI EAFE Index is an unmanaged group of international securities that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Fund Highlights
--------------------------------------------------------------------------------
Emerging Markets Fund
--------------------------------------------------------------------------------
                 TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Telebras                       4.3%   SABESP                                2.8%
GSS Array Technology           3.8    Banco Latinoamericanode Exportaciones 2.8
Guoco Group                    3.6    Solidere                              2.6
CANTV                          3.1    Telecom Argentina                     2.6
Dairy Farm International       3.0    IOI Properties                        2.6

--------------------------------------------------------------------------------
                                      Total                               31.2%
--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                        MSCI
                                             PORTFOLIO      EMERGING MARKETS
--------------------------------------------------------------------------------
Number of Holdings                                  59                   987
Dollar Weighted Median Market
  Capitalization ($ Mil.)                         $710                $4,204

--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
--------------------------------------------------------------------------------
PIE CHART:

                              As of March 31, 1998
                        Equity Portfolio                       MSCI EM
Capital Equipment                     7%                            9%
Consumer Goods                        8%                           15%
Energy                               10%                           16%
Finance                              20%                           20%
Materials                            12%                           16%
Multi-Industry                       16%                            4%
Services                             27%                           20%

--------------------------------------------------------------------------------
                                ASSET ALLOCATION
PIE CHART:

                             As of Sept. 30, 1997    As of March 31, 1998
EQUITIES                                    90.8%                   91.1%
CASH & EQUIVALENTS                           9.2%                    8.9%

Fund Highlights CONTINUED
--------------------------------------------------------------------------------
                               COUNTRY ALLOCATIONS

                           Emerging Markets                      MSCI EM
Thailand                              11.0%                         1.9%
Hong Kong                             10.9%
Brazil                                10.3%                        14.7%
South Korea                            7.4%                         4.1%
Philippines                            6.6%                         1.9%
Argentina                              6.6%                         3.9%
Peru                                   6.0%                         1.0%
India                                  3.8%                         5.7%
Indonesia                              3.5%                         1.3%
Malaysia                               3.3%                         6.4%
Other Africa                           3.2%
Venezuela                              3.1%                         1.2%
Panama                                 2.8%
Lebanon                                2.6%
Russia                                 2.4%                         4.3%
China                                  2.1%                         0.8%
Israel                                 2.0%                         2.3%
Portugal                               1.3%
United Kingdom                         1.2%
Mexico                                 1.0%                        10.5%
Chile                                                               3.3%
Colombia                                                            0.7%
Czech Republic                                                      0.9%
Greece                                                              2.9%
Hungary                                                             1.3%
Jordan                                                              0.1%
Pakistan                                                            0.6%
Poland                                                              0.5%
Sri Lanka                                                           0.1%
South Africa                                                       10.6%
Taiwan                                                             16.8%
Turkey                                                              2.1%
Cash & Equivalents                     8.9%

Note: Holdings are disclosed as a percentage of total net assets. The MSCI EM Index is an unmanaged group of international securities that differs from the composition of any Stein Roe fund; it is not available for direct investment.

SR&F International Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
EQUITY SECURITIES (98.6%)                                OF SHARES         VALUE
--------------------------------------------------------------------------------
ARGENTINA (2.3%)
Telecom Argentina ADRs...............................      28,100       $  1,006
YPF Sociedad Anonima ADRs............................      75,000          2,550
                                                                        --------
                                                                           3,556
AUSTRALIA (1.1%)
Reinsurance Australia ...............................     658,301          1,764

BELGIUM (1.9%)
Generale de Banque...................................       5,670          3,002

BRAZIL (2.1%)
Globex Utilidades, preference shares.................      71,000            600
Perdigao, preference shares ......................... 364,700,000            577
SABESP...............................................   4,740,000          1,092
Telebras ADRs........................................       7,700          1,000
                                                                         -------
                                                                           3,269
FINLAND (7.8%)
Enso, R shares ......................................     259,100          2,391
Kemira ..............................................     179,200          1,868
Merita, A shares.....................................     568,000          3,421
Metsa-Serla, B shares................................     287,800          2,564
Neste................................................      66,000          1,952
                                                                        --------
                                                                          12,196
FRANCE (10.2%)
Alcatel Alsthom......................................      19,386          3,639
Banque Nationale de Paris............................      64,300          4,997
Compagnie Generale des Eaux..........................      16,990          2,759
Compagnie Generale des Eaux, warrants (a)............      17,673             20
Moulinex (a).........................................      52,300          1,300
Total, B shares......................................      25,916          3,112
                                                                        --------
                                                                          15,827
GERMANY (9.6%)
AGIV (a).............................................      79,400          1,709
Deutsche Bank........................................      62,800          4,708
Friedrich Grohe .....................................       6,800          1,930
Henkel KGaA
   Ordinary shares...................................       6,500            415
   Preferred shares..................................      44,500          3,205
Mannesmann ..........................................       4,130          2,988
                                                                        --------
                                                                          14,955
HONG KONG (1.9%)
Companion Building Materials.........................  11,118,752            257
Hong Kong Ferry......................................     683,000            648
HSBC Holdings........................................      52,200          1,597
Vitasoy International Holdings.......................   1,320,364            477
                                                                        --------
                                                                           2,979
INDIA (0.6%)
Indian Petrochemicals GDRs...........................      92,000            518
Reliance Industries GDSs (a).........................      58,000            486
                                                                        --------
                                                                           1,004

SR&F International Portfolio  CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
INDONESIA (0.4%)
Charoen Pokphand Indonesia...........................   1,037,500          $  57
Ever Shine Textile...................................   2,019,688             99
Kawasan Industri Jababeka............................   1,516,333            171
Matahari Putra Prima.................................   6,083,000            334
Putra Surya Multidana (a)............................     743,500             28
                                                                        --------
                                                                             689
ISRAEL (0.6%)
Koor Industries ADRs.................................      39,500            978

ITALY (7.9%)
Banca Popolare di Milano.............................     382,100          3,469
Olivetti Group (a)...................................   2,216,320          3,155
Telecom Italia, savings shares.......................     910,325          5,578
                                                                        --------
                                                                          12,202
JAPAN (15.6%)
Canon ...............................................      94,000          2,122
Hitachi..............................................     210,000          1,528
Ito-Yokado...........................................      49,000          2,653
JF Japan OTC Fund (a)................................         840            336
JUSCO................................................     125,000          2,240
Kaneshita Construction...............................      73,000            449
Kokusai Securities...................................     123,000          1,098
Matsushita Electric Industrial.......................     201,000          3,226
Murata Manufacturing.................................      55,000          1,518
Nippon Telegraph & Telephone (a).....................         314          2,614
Promise..............................................      39,500          2,047
Tokyo Style..........................................     140,000          1,375
World Equity Benchmark Shares - Japan Index Series...     204,800          2,035
Yamazen .............................................     521,000          1,043
                                                                        --------
                                                                          24,284
MALAYSIA (0.2%)
IOI Properties ......................................     298,000            255

NETHERLANDS (5.6%)
Fortis Amev..........................................      61,886          3,652
KPN..................................................      45,069          2,335
Philips Electronics, NY shares.......................      28,000          2,056
Koninklijke Sphinx Gustavsberg.......................      55,227            668
                                                                        --------
                                                                           8,711
NEW ZEALAND (0.8%)
Brierley Investments.................................   2,154,883          1,218

NORWAY (3.8%)
Helikopter Services Group............................     124,000          1,415
Norsk Hydro .........................................      44,400          2,201
Saga Petroleum ......................................     132,700          2,358
                                                                        --------
                                                                           5,974
PANAMA (1.2%)
Banco Latinoamericanode Exportaciones, class E.......      47,800          1,799

PERU (0.5%)
Southern Peru Copper.................................      48,100            728

SR&F International Portfolio  CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
PHILIPPINES (0.7%)
Metro Pacific........................................  12,451,460         $  769
Southeast Asia Cement Holdings (a)...................  15,000,000            249
                                                                        --------
                                                                           1,018
PORTUGAL (0.9%)
Portugal Telecom ADRs................................      26,757          1,403

RUSSIA (0.5%)
Fleming Russia Securities Fund (a)...................      40,400            717

SOUTH KOREA (1.9%)
Samchully ...........................................      28,543            682
Samsung Electronics
   GDRs, private placement (b).......................      65,253            691
   GDRs, registered..................................         248              7
   Ordinary shares...................................       1,337             70
   Preferred shares..................................      25,774            411
SK Corporation.......................................     110,920            969
SK Telecom...........................................         107             60
                                                                        --------
                                                                           2,890
SWEDEN (4.8%)
Asticus (a)..........................................      86,950          1,001
Avesta-Sheffield.....................................     243,900          1,525
Biora ADRs (a).......................................      32,200            805
Diligentia...........................................     203,900          1,964
SSAB, B shares.......................................     115,400          2,122
                                                                        --------
                                                                           7,417
SWITZERLAND (3.4%)
Bucher Holding.......................................       1,791          1,844
Danzas Holding.......................................       5,100          1,322
Novartis.............................................       1,170          2,071
                                                                        --------
                                                                           5,237
THAILAND (0.6%)
IFCT.................................................     851,100            499
Siam Commercial Bank.................................     283,666            419
                                                                        --------
                                                                             918
UNITED KINGDOM (10.0%)
Billiton ............................................     515,500          1,388
BG ..................................................     531,164          2,749
Celsis International (a).............................     616,405            387
Centrica (a).........................................     638,000          1,207
Inchcape.............................................     888,002          3,235
Powerscreen International ...........................     368,930          1,437
Racal Electronics....................................     455,800          2,595
SmithKline Beecham ..................................     197,806          2,478
                                                                        --------
                                                                          15,476
UNITED STATES (1.7%)
Tele-Communications International, Class A (a).......     134,600          2,709
                                                                        --------
TOTAL EQUITY SECURITIES (Cost $136,072)..............                    153,175
--------------------------------------------------------------------------------

SR&F International Portfolio  CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
Short-Term Obligations (2.3%)                               AMOUNT         VALUE
--------------------------------------------------------------------------------
UNITED STATES (2.3%)
COMMERCIAL PAPER (2.3%)
Associates Corp. of North America 6.050% 4/01/98
   (Amortized cost $3,550)...........................     $ 3,550        $ 3,550
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
   (Cost Basis $139,622) (c).........................                    156,725
OTHER ASSETS, LESS LIABILITIES (-0.9%)...............                    (1,375)
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $155,350
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Non-income producing security.
(b)Security is subject to contractual or legal restrictions on its resale. At
March 31, 1998, the value of all such securities represented 0.4 percent of total net assets.
(c) At March 31, 1998, the cost of investments for federal income tax purposes was $140,757. Net unrealized appreciation was $15,968, consisting of gross unrealized appreciation of $38,323 and gross unrealized depreciation of $22,355.

See accompanying Notes to Financial Statements.

Emerging Markets Fund
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            NUMBER        MARKET
EQUITY SECURITIES (91.1%)                                OF SHARES         VALUE
--------------------------------------------------------------------------------
ARGENTINA (6.6%)
Banco Rio de La Plata ADRs...........................      36,000         $  450
Telecom Argentina ADRs...............................      17,600            630
YPF Sociedad Anonima ADRs............................      15,000            510
                                                                        --------
                                                                           1,590
BRAZIL (10.3%)
Globex Utilidades, preference shares.................      37,000            313
Perdigao, preference shares.......................... 295,000,000            467
SABESP...............................................   3,000,000            691
Telebras ADRs........................................       8,000          1,038
                                                                        --------
                                                                           2,509
CHINA (2.1%)
Beijing Datung Power Generation......................     750,000            346
Yanzhou Coal Mining ADRs (a).........................      10,000            160
                                                                        --------
                                                                             506
HONG KONG (10.9%)
Companion Building Materials.........................     700,000             16
Dairy Farm International Holdings....................     600,000            720
Guoco Group .........................................     352,000            863
Hong Kong Ferry......................................     310,000            294
HSBC Holdings........................................      16,400            502
Vitasoy International Holdings.......................     670,000            242
                                                                        --------
                                                                           2,637
INDIA (3.8%)
Indian Petrochemicals GDRs...........................      35,000            197
Reliance Industries GDSs (a).........................      34,000            285
Videsh Sanchar Nigam GDRs (a)(b).....................      35,000            437
                                                                        --------
                                                                             919
INDONESIA (3.5%)
Charoen Pokphand Indonesia...........................   1,367,500             75
Ever Shine Textile...................................   1,220,400             60
HM Sampoerna ........................................     170,000            154
Kawasan Industri Jababeka............................     601,150             68
Lautan Luas..........................................   1,400,000            218
Matahari Putra Prima.................................   4,509,000            248
Putra Surya Multidana (a)............................     793,500             30
                                                                        --------
                                                                             853
ISRAEL (2.0%)
Koor Industries ADRs.................................      20,000            495

LEBANON (2.6%)
Solidere GDRs (a)....................................      45,000            639

MALAYSIA (3.3%)
IOI Corporation......................................     240,000            184
IOI Properties.......................................     723,000            620
                                                                        --------
                                                                             804
MEXICO (1.0%)
Grupo Carso, series A1...............................      40,000            248

--------------------------------------------------------------------------------
Emerging Markets Fund CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
MIDDLE EAST / AFRICA (3.2%)
Foreign & Colonial Emerging Middle East Fund.........      20,000         $  323
Morgan Stanley Africa Investment Fund................      33,000            466
                                                                        --------
                                                                             789
PANAMA (2.8%)
Banco Latinoamericanode Exportaciones, class E.......      18,000            677

PERU (6.0%)
Cementos Norte Pacasmayo.............................     430,244            605
Southern Peru Copper.................................      35,000            529
Telefonica del Peru ADRs.............................      15,000            323
                                                                        --------
                                                                           1,457
PHILIPPINES (6.6%)
Digital Telecom Philippines (a)......................  11,470,000            593
Metro Pacific........................................   4,017,240            248
Southeast Asia Cement Holdings (a)...................  26,950,000            448
Universal Robina.....................................   1,500,000            317
                                                                        --------
                                                                           1,606
PORTUGAL (1.3%)
Portugal Telecom ADRs................................       6,000            315

RUSSIA (2.4%)
Fleming Russia Securities Fund (a)...................      32,800            582

SOUTH KOREA (7.4%)
Housing & Commercial Bank GDRs.......................      20,000            139
Korea Circuit Company
   Preferred shares..................................       9,680             72
   Ordinary shares...................................       8,000            283
LG Electronics, preferred shares (a).................      41,960            171
Samchully ...........................................      18,692            447
Samsung Electronics
   GDRs, private placement (b).......................       3,000             32
   GDRs, registered..................................          48              1
   Ordinary shares...................................          64              4
   Preferred shares..................................       3,903             62
SK Telecom...........................................         295            166
Yukong GDRs (a)(b)...................................     243,900            421
                                                                        --------
                                                                           1,798
THAILAND (11.0%)
GSS Array Technology (a).............................     200,000            917
IFCT ................................................     430,900            253
Land & House.........................................     265,843            132
National Finance and Securities......................     801,000            444
Pizza Company........................................      83,000            290
Precious Shipping....................................     859,700            520
Property Perfect (a).................................      10,000              1
Siam Commercial Bank.................................      68,667            101
                                                                        --------
                                                                           2,658
UNITED KINGDOM (1.2%)
Billiton ............................................     105,400            284

--------------------------------------------------------------------------------
Emerging Markets Fund CONTINUED
--------------------------------------------------------------------------------
                                                           NUMBER         MARKET
                                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
VENEZUELA (3.1%)
CANTV ADRs...........................................      18,000       $    753
                                                                        --------
TOTAL EQUITY SECURITIES (Cost $29,058)...............                     22,119
--------------------------------------------------------------------------------
                                                        PRINCIPAL
Short-Term Obligations (9.8%)                              AMOUNT
--------------------------------------------------------------------------------
UNITED STATES (9.8%)
COMMERCIAL PAPER (9.8%)
Associates Corp. of North America 6.050% 4/01/98.....     $ 1,185          1,185
Circus Circus 6.200% 4/01/98.........................       1,190          1,190
                                                                         -------
TOTAL SHORT-TERM OBLIGATIONS
   (Amortized Cost $2,375)...........................                      2,375
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
(Cost Basis $31,433) (c).............................                     24,494
OTHER ASSETS, LESS LIABILITIES (-0.9%)...............                      (221)
                                                                         -------
TOTAL NET ASSETS (100.0%)............................                    $24,273
                                                                         =======
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Non-income producing security.
(b)Security is subject to contractual or legal restrictions on its resale. At
   March 31, 1998, the value of all such securities represented 3.1 percent of total net assets.
(c)At March 31, 1998, the cost of investments for federal income tax purposes was $31,745. Net unrealized depreciation was $7,251 consisting of gross unrealized appreciation of $2,368 and gross unrealized depreciation of
   $9,619.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
March 31, 1998
(All amounts in thousands, except per-share data)
(Unaudited)
                                                                      EMERGING
                                                    INTERNATIONAL      MARKETS
                                                             FUND         FUND
                                                        ---------     --------
ASSETS
Investments in SR&F International Portfolio, at value    $154,731     $     --
Investments, at market value (cost $31,433).......            --        24,494
Dividends receivable..............................            --           115
Receivable for fund shares sold...................            623           65
Receivable for investments sold...................            --            55
Other assets......................................             31            2
                                                        ---------     --------
   Total assets...................................        155,385       24,731
                                                        ---------     --------
LIABILITIES
Payable for investments purchased.................            --           339
Payable for fund shares redeemed..................            191           16
Payable to investment adviser and transfer agent..             51           71
Other liabilities.................................            220           32
                                                        ---------     --------
   Total liabilities..............................            462          458
                                                        ---------     --------
   Net assets.....................................       $154,923      $24,273
                                                        =========     ========
ANALYSIS OF NET ASSETS
Paid-in capital...................................       $142,779      $38,378
Net unrealized appreciation (depreciation) on
   investments and foreign currency translations..         17,052       (6,944)
Accumulated overdistributed net investment income.           (805)        (204)
Accumulated net realized loss on investments .....         (4,103)      (6,957)
                                                        ---------     --------
   Net assets.....................................       $154,923      $24,273
                                                         ========      =======
Shares outstanding (unlimited number authorized)..         13,843        3,844
                                                         ========      =======
Net asset value per share.........................        $ 11.19      $  6.31
                                                         ========      =======
See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                      EMERGING
                                                    INTERNATIONAL      MARKETS
                                                             FUND         FUND
                                                          -------       ------
INVESTMENT INCOME
Dividends allocated from SR&F International Portfolio     $ 1,116    $      --
Dividends.........................................            --           399
Interest allocated from SR&F International Portfolio          272           --
Interest..........................................            --            87
                                                         --------    ---------
                                                            1,388          486
Foreign taxes withheld allocated from
   SR&F International Portfolio...................           (137)         --
Foreign taxes withheld............................            --           (23)
                                                         --------    ---------
   Total investment income........................          1,251          463
                                                         --------    ---------
EXPENSES
Expenses allocated from SR&F International Portfolio          787           --
Management fees...................................            --           145
Transfer agent fees...............................            162           29
Custodian fees....................................            --            22
Administrative fees...............................            111           20
Printing and postage..............................             28           15
SEC and state registration fees...................             19           15
Accounting fees...................................             14           12
Audit and legal fees..............................              6           17
Other.............................................             33           41
                                                         --------    ---------
   Total expenses.................................          1,160          316
Reimbursement of expenses by investment adviser...            --           (53)
                                                         --------    ---------
   Net expenses...................................          1,160          263
                                                         --------    ---------
   Net investment income..........................             91          200
                                                         --------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments allocated from
   SR&F International Portfolio...................         (3,658)          --
Net realized loss on investments..................             --       (6,437)
Net realized loss on foreign currency transactions allocated
   from SR&F International Portfolio..............            (46)         --
Net realized loss on foreign currency transactions             --          (85)
Net change in unrealized appreciation or depreciation on
   investments and foreign currency translations..          4,803       (4,665)
                                                         --------    ---------
   Net gain (loss) on investments.................          1,099      (11,187)
                                                         --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS................................        $ 1,190     $(10,987)
                                                      ===========   ==========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For The Six Months Ended March 31, 1998
and The Year Ended September 30, 1997
(All amounts in thousands)
(Unaudited)
                                                                                          INTERNATIONAL FUND
                                                                                            1998            1997
                                                                                      --------------------------
OPERATIONS
Net investment income............................................................          $  91          $  802
Net realized gain (loss) on investments and foreign currency transactions........         (3,704)          8,273
Net change in unrealized appreciation or depreciation on investments and
  foreign currency translations..................................................          4,803           4,650
                                                                                       ---------       ---------
   Net increase (decrease) in net assets resulting from operations...............          1,190          13,725
                                                                                       ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.........................................         (1,450)         (1,000)
Distributions from net capital gains.............................................         (8,026)         (1,837)
                                                                                       ---------       ---------
   Total distributions to shareholders...........................................         (9,476)         (2,837)
                                                                                       ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares.....................................................         27,860          55,775
Value of distributions reinvested................................................          7,003           2,154
Redemptions of fund shares.......................................................        (37,742)        (38,274)
                                                                                       ---------       ---------
   Net increase (decrease) from share transactions...............................         (2,879)         19,655
                                                                                       ---------       ---------
   Net increase (decrease) in net assets.........................................        (11,165)         30,543
TOTAL NET ASSETS
Beginning of period..............................................................        166,088         135,545
                                                                                       ---------       ---------
End of period...................................................................        $154,923        $166,088
                                                                                      ==========      ==========
ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME................       $   (805)       $    554
                                                                                      ==========      ==========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ....................................................          2,699           4,883
Issued in reinvestment of distributions..........................................            738             203
Redemptions of fund shares.......................................................         (3,684)         (3,365)
                                                                                       ---------       ---------
   Net increase (decrease) in fund shares........................................           (247)          1,721
Shares outstanding at beginning of period........................................         14,090          12,369
                                                                                       ---------       ---------
Shares outstanding at end of period..............................................         13,843          14,090
                                                                                      ==========      ==========
                                                                                           EMERGING MARKETS FUND
                                                                                            1998            1997(A)
                                                                                        -------------------------
OPERATIONS
Net investment income............................................................         $  200          $  233
Net realized gain (loss) on investments and foreign currency transactions........         (6,522)          2,407
Net change in unrealized appreciation or depreciation on investments and
   foreign currency translations.................................................         (4,665)         (2,279)
                                                                                        --------        --------
   Net increase (decrease) in net assets resulting from operations...............        (10,987)            361
                                                                                        --------        --------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.........................................           (550)            --
Distributions from net capital gains.............................................         (2,929)            --
                                                                                        --------        --------
   Total distributions to shareholders...........................................         (3,479)            --
                                                                                        --------        --------
SHARE TRANSACTIONS
Subscriptions to fund shares.....................................................          6,375          46,204
Value of distributions reinvested................................................          2,754             --
Redemptions of fund shares.......................................................        (12,007)         (4,948)
                                                                                        --------        --------
   Net increase (decrease) from share transactions...............................         (2,878)         41,256
                                                                                        --------        --------
   Net increase (decrease) in net assets.........................................        (17,344)         41,617
TOTAL NET ASSETS
Beginning of period..............................................................         41,617             --
                                                                                        --------        --------
End of period...................................................................         $24,273         $41,617
                                                                                       =========       =========
ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME................         $ (204)         $  146
                                                                                       =========       =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ....................................................            906           4,529
Issued in reinvestment of distributions..........................................            498             --
Redemptions of fund shares.......................................................         (1,622)           (467)
                                                                                        --------        --------
   Net increase (decrease) in fund shares........................................           (218)          4,062
Shares outstanding at beginning of period........................................          4,062             --
                                                                                        --------        --------
Shares outstanding at end of period..............................................          3,844           4,062
                                                                                       =========       =========

(a) From commencement of operations on February 28, 1997.

See accompanying Notes to Financial Statements.

SR&F International Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
March 31, 1998
(All amounts in thousands)
(Unaudited)
ASSETS
Investments, at market value (cost $139,622)...................        $156,725
Cash ...........................................................             57
Dividends receivable............................................            715
Receivable for investments sold.................................             52
Other assets....................................................              1
                                                                     ----------
   Total assets.................................................        157,550
                                                                     ----------
LIABILITIES
Payable for investments purchased...............................          2,057
Payable to investment adviser...................................            116
Other liabilities...............................................             27
                                                                     ----------
   Total liabilities............................................          2,200
                                                                     ----------
   Net assets applicable to investors' beneficial interest......       $155,350
                                                                     ==========

See accompanying Notes to Financial Statements.

SR&F International Portfolio
--------------------------------------------------------------------------------

Statement of Operations
For the Six Months Ended March 31, 1998
(All amounts in thousands)
(Unaudited)
INVESTMENT INCOME
Dividends.......................................................       $ 1,119
Interest........................................................           272
                                                                      --------
                                                                         1,391
Foreign taxes withheld..........................................          (138)
                                                                      --------
   Total investment income......................................         1,253
                                                                      --------

EXPENSES
Management fees.................................................           628
Custodian fees..................................................            39
Accounting fees.................................................            14
Other...........................................................             6
                                                                      --------
   Total expenses...............................................           687
                                                                      --------
   Net investment income........................................           566
                                                                      --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized losses on investments..............................        (3,670)
Net realized losses on foreign currency transactions............           (46)
Net change in unrealized appreciation or depreciation on
   investments and foreign currency translations................         4,839
                                                                      --------
   Net gains on investments and foreign currency transactions...         1,123
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............       $ 1,689
                                                                       =======

See accompanying Notes to Financial Statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)
(Unaudited)

                                                       SIX MONTHS           PERIOD
                                                            ENDED            ENDED
                                                        MARCH 31,    SEPTEMBER 30,
                                                             1998         1997 (A)
                                                         --------      -----------
OPERATIONS
Net investment income.............................         $  566          $ 1,563
Net realized gains (losses) on investments and foreign
   currency transactions..........................         (3,716)           5,995
Net change in unrealized appreciation or depreciation
   on investments and foreign currency translations         4,839            5,615
                                                       ----------       ----------
   Net increase in net assets resulting from operations     1,689           13,173
                                                       ----------       ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions.....................................         13,699          171,752
Withdrawals.......................................        (26,468)         (18,495)
                                                       ----------       ----------
   Net increase (decrease) from transactions in
     investors' beneficial interest...............        (12,769)         153,257
                                                       ----------       ----------
   Net increase (decrease) in net assets..........        (11,080)         166,430
TOTAL NET ASSETS
Beginning of period...............................        166,430              --
                                                       ----------       ----------
End of period.....................................       $155,350         $166,430
                                                       ==========       ==========

(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts, except per-share amounts, in thousands)


NOTE 1. ORGANIZATION
The Stein Roe International Fund and the Stein Roe Emerging Markets Fund (the "Funds") are series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The International Fund invests substantially all of its assets in the SR&F International Portfolio (the "Portfolio"), which seeks long-term growth of capital by investing primarily in a diversified mix of foreign securities. The Emerging Markets Fund seeks long-term growth of capital through emerging market investment opportunities.
   The Portfolio is a series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe International Fund contributed $132,942 in securities and other assets in exchange for beneficial ownership of the Portfolio. On February 14, 1997, Stein Roe Advisor International Fund contributed cash of $100. The Portfolio allocates net asset value, income and expenses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1998, Stein Roe International Fund and Stein Roe Advisor International Fund owned
99.60 percent and .40 percent, respectively, of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
   The books and records of the Funds and Portfolio are maintained in U.S. dollars.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of March 31, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between the last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
The Funds and Portfolio may enter into forward currency exchange contracts under which each Fund and Portfolio is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Neither the Funds nor the Portfolio had open contracts at March 31, 1998.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.

DISTRIBUTIONS TO SHAREHOLDERS
Each Fund annually declares and pays dividends of any net investment income and net realized capital gains, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax-basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and the Portfolio pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fees for SR&F International Portfolio and Emerging Markets Fund are computed at an annual rate of .85 percent and 1.10 percent of average daily net assets, respectively. The administrative fees for the Funds are computed at an annual rate of .15 percent of average daily net assets.
   The Adviser also provides certain fund accounting services. For the period ended March 31, 1998, International Fund, Emerging Markets Fund and the Portfolio incurred charges of $14, $12 and $14, respectively.
   The administrative agreements for the Funds provide that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse Emerging Markets Fund to the extent that expenses exceed 2 percent of average daily net assets. This expense limitation expires on January 31, 1999, subject to earlier termination by the Adviser on 30 days' notice.
   Transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for International Fund, Emerging Markets Fund and the Portfolio for the period ended March 31, 1998, was $3, $4 and $8, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolio had borrowings during the period ended March 31, 1998.

NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1998, were:

                                                    Purchases        Sales
                                                     --------     --------
SR&F International Portfolio......................    $30,252      $26,037
Emerging Markets Fund.............................      9,755       15,407

Financial Highlights
--------------------------------------------------------------------------------

SR&F International Portfolio

                                                       SIX MONTHS
                                                            ENDED           PERIOD
                                                        MARCH 31,            ENDED
                                                             1998    SEPTEMBER 30,
                                                      (UNAUDITED)         1997 (C)
                                                       ----------          -------
RATIOS TO AVERAGE NET ASSETS
Ratio of net expenses to average net assets ......         0.93%(a)         0.98%(a)
Ratio of net investment income to average net assets       0.77%(a)         1.58%(a)
Portfolio turnover rate...........................           19%              18%
Average commissions per share (b).................       $0.0062          $0.0002

(a)Annualized
(b)Foreign commissions are generally lower than U.S. commissions when expressed as cents per share due to the lower per-share price of many non-U.S. securities.
(c)From commencement of operations on February 3, 1997.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------
International Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                        SIX MONTHS
                                                             ENDED                                                      PERIOD
                                                         MARCH 31,                                                       ENDED
                                                              1998                YEARS ENDED SEPTEMBER 30,      SEPTEMBER 30,
                                                       (UNAUDITED)             1997           1996           1995     1994 (D)
                                                        ----------         --------       --------        -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 11.79          $ 10.96        $ 10.25        $ 10.61      $ 10.00
                                                          --------         --------       --------        -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.01             0.06           0.09           0.12         0.03
   Net realized and unrealized gains (losses)
     on investments                                           0.08             0.99           0.74          (0.26)        0.58
                                                          --------         --------       --------        -------      -------
     Total from investment operations                         0.09             1.05           0.83          (0.14)        0.61
                                                          --------         --------       --------        -------      -------
DISTRIBUTIONS
   Net investment income                                     (0.11)           (0.08)         (0.12)         (0.05)          --
   Net realized capital gains                                (0.58)           (0.14)            --          (0.17)          --
                                                          --------         --------       --------        -------      -------
     Total distributions                                     (0.69)           (0.22)         (0.12)         (0.22)          --
                                                          --------         --------       --------        -------      -------
NET ASSET VALUE, END OF PERIOD                             $ 11.19          $ 11.79        $ 10.96        $ 10.25      $ 10.61
                                                          ========         ========       ========        =======      =======
Ratio of net expenses to average net assets                  1.57% (a)        1.55%          1.51%          1.59%        1.61% (a)
Ratio of net investment income to average net assets         0.12% (a)        0.55%          1.01%          1.41%        0.61% (a)
Portfolio turnover rate                                         --              11% (b)        42%            59%          48%
Average commissions per share (c)                               --          $0.0067 (b)   $ 0.0010             --           --
Total return                                                 1.79%            9.84%          8.23%        (1.28%)        6.10%
Net assets, end of period (000's)                         $154,923         $166,088       $135,545        $83,020      $74,817

(a) Annualized
(b) Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).
(c) Foreign commissions are generally lower than U.S. commissions when expressed as cents per share due to the lower per-share price of many non-U.S.
    securities.
(d) From commencement of operations on March 1, 1994.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------
Emerging Markets Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                    SIX MONTHS
                                                         ENDED             PERIOD
                                                     MARCH 31,              ENDED
                                                          1998      SEPTEMBER 30,
                                                   (UNAUDITED)               1997 (E)
                                                   -----------            -------
NET ASSET VALUE, BEGINNING OF PERIOD...........        $ 10.24            $ 10.00
                                                       -------            -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.......................           0.09               0.06
   Net realized and unrealized gains
     (losses) on investments...................          (2.92)              0.18
                                                       -------            -------
      Total from investment operations.........          (2.83)              0.24
                                                       -------            -------
DISTRIBUTIONS
   Net investment income.......................          (0.17)             --
   Net realized gains..........................          (0.93)             --
                                                       -------            -------
      Total distributions......................          (1.10)             --
                                                       -------            -------
NET ASSET VALUE, END OF PERIOD.................        $  6.31            $ 10.24
                                                       =======            =======
Ratio of net expenses to average net assets (b)          2.00% (a)          2.00% (a)
Ratio of net investment income to average
   net assets (c)..............................          1.52% (a)          1.04% (a)
Portfolio turnover rate........................            40%                30%
Total return (c)...............................        (26.10%)             2.40%
Average commissions per share (d)..............        $0.0035            $0.0007
Net assets, end of period (000's)..............        $24,273            $41,617

(a)Annualized
(b)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.40 percent for the six months ended March 31, 1998, and 2.27 percent for the period ended September 30, 1997.
(c)Computed giving effect to investment adviser's expense limitation undertaking.
(d)Foreign commissions are generally lower than U.S. commissions when expressed as cents per share due to the lower per-share price of many non-U.S.
   securities.
(e)From commencement of operations on February 28, 1997.

Investment Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Kevin M. Carome, Vice President,
  Assistant Secretary
Daniel K. Cantor, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                 1-800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                Liberty Financial Investments, Inc., Distributor.

                                                                      IN12A 5/98